BRIDGES INVESTMENT FUND, INC.

                                 THIRTY-SEVENTH

                           ANNUAL SHAREHOLDER REPORT

                                      1999




                               CONTENTS OF REPORT


            Pages 1 - 8        Shareholder Letter

            Exhibit 1          Statement of Income and Expenses by
              Page 9           Calendar Quarter for the Year Ended
                               December 31, 1999

            Exhibit 2          Historical Financial Information
              Pages 10 - 12

            Exhibit 3          Portfolio Transactions During the Period From
              Pages 13 - 14    October 1, 1999, through December 31, 1999

            Exhibit 4          Reports to Stockholders of Management
              Page 15          Companies

            Page 16            Report of Independent Public Accountants

            Pages 17 - 31      Audited Financial Statements for the
                               Year Ended December 31, 1999

            MD&A 1 _ 5         Management Discussion and Analysis




      This report has been prepared for the information of the shareholders of Bridges Investment Fund, Inc. and is under no circumstances to be construed as an offering of shares of the Fund. Such offering is made only by Prospectus, a copy of which may be obtained by inquiry to the Fund's office.

                         BRIDGES INVESTMENT FUND, INC.
                              8401 West Dodge Road
                             Omaha, Nebraska 68114

                            Telephone  402-397-4700
                            Facsimile  402-397-8617



                                   Directors

                    Frederick N. Backer
                    Edson L. Bridges II
                    Edson L. Bridges III
                    N. P. Dodge, Jr.
                    John W. Estabrook
                    Jon D. Hoffmaster
                    John J. Koraleski
                    Roger A. Kupka
                    Gary L. Petersen
                    John T. Reed
                    Roy A. Smith
                    Janice D. Stoney
                    L.B. Thomas
                    John K. Wilson




                                    Officers

                    Edson L. Bridges II - Chairman and
                                            Chief Executive Officer
                    Edson L. Bridges III _ President and
                                             Chief Investment Officer
                    Brian M. Kirkpatrick _ Vice President
                    Mary Ann Mason - Secretary
                    Kathleen J. Stranik - Assistant Secretary
                    Nancy K. Dodge - Treasurer
                    Linda J. Morris _ Assistant Treasurer




                                    Auditor

                              KPMG LLP
                              Two Central Park Plaza
                              Suite 1501
                              Omaha, Nebraska 68102-1617




                               Corporate Counsel

                         Baird, Holm, McEachen,
                          Pedersen, Hamann & Strasheim
                         1500 Woodmen Tower
                         Omaha, Nebraska 68102

                                                     January 24, 2000
Dear Shareholder:

                               President's Report

     In 1999, Bridges Investment Fund, Inc. had a total return of 38.5% based on a year-end 1998 net asset value of $34.26 per share, a year-end 1999 net asset value of $46.24 per share, net investment income of $0.30 per share during 1999, and net capital gains of $.91087865 per share during 1999. Assuming a shareholder owned the Fund for an entire year and reinvested dividends and capital gain distributions on the payable dates, the compound total return for the year was 38.9%.

     Total returns for the Fund over the past five years are summarized in the table which follows:


Yr. Over Yr. Returns                         Yr. End Asset Allocation
                             Salomon Bros
                             7-10 Yr.
Year      BIF     S&P 500    Corp. Index           Year       %            %
                                                          Equities       Fixed
1999      38.90        21.04         -3.02         1999         86.3       13.7
1998      27.48        28.58          9.14         1998         83.4       16.6
1997      22.33        33.35          9.71         1997         85.1       14.9
1996      18.06        22.94          2.84         1996         73.6       26.4
1995      30.96        37.54         21.53         1995         70.7       29.3


Three year compound annual total return:     29.39
Five year compound annual total return:      27.34

     The Fund's primary investment objectives are (1) long-term capital growth and (2) the generation of a moderate amount of investment income. In 1999, we generally focused more on the capital growth objective given the opportunities that were available in certain parts of the equity market. The fixed income market was characterized by rising interest rates throughout most of 1999; therefore, the objective of generating a current return was relegated to a secondary consideration. While our fixed income investments acted as a drag on total portfolio performance because of the inhospitable fixed income environment in 1999, it is likely we will look to increase exposure to bonds in the months ahead once we feel bond yields have stabilized and bond valuations become more attractive. The combination of continued strong price appreciation for the portfolio's stocks in 1999 along with rising bond yields make it likely that marginal returns from fixed income securities may approach or exceed returns available in the equity market over the short run. However, longer term, we believe it is likely that equities will outperform bonds although by not nearly the magnitude that has been seen over the past several years.

     The Fund's 38.9% total return during 1999 compared favorably with the 21.04% total return experienced by the S&P 500 during the year. Our continued focus on technology and telecommunications companies was beneficial to returns in the portfolio during 1999. The Fund's third area of significant equity focus, financial services, was largely a drag on investment performance in 1999 because of the adverse interest rate environment.



Shareholder Letter                       2                   January 24, 2000



     The following table summarizes the performance of the Fund's top ten common stockholdings at year end 1999 and provides a comparison to the top ten holdings at year end 1998:





                         12/31/99       %         % OF     TOT.RTN.     TOT. RTN
No. of                   Market        of      Tot. Net     % Chg.      % Chg.
Shares    Company        Value     Equities     Assets        Qtr.      12 Mos.
26,000  Qualcomm      4,582,500      7.6%        6.6%       272.4%     2619.4%
20,000  Microsoft     2,335,000      3.9%        3.3%        28.9%       68.4%
50,000  Gap           2,300,000      3.8%        3.3%        43.8%       23.2%
12,000  Nokia         2,292,750      3.8%        3.3%       112.6%      219.0%
30,000  Home Depot    2,062,500      3.4%        3.0%        50.4%       68.8%
40,000  Vodafone      1,980,000      3.3%        2.8%         4.1%       54.4%
18,000  Cisco Systems 1,928,250      3.2%        2.8%        56.2%      130.8%
18,000  HNC Software  1,903,500      3.2%        2.7%       166.5%      161.5%
16,000  EMC Corp.     1,748,000      2.9%        2.5%        53.1%      157.1%
35,000  Capital One   1,686,563      2.8%        2.4%        23.6%       26.0%
                     22,819,063     37.9%       32.7%
   Total Equities    60,166,326                 86.3%
   Total Net Assets  69,735,684



                            EPS         EPS                           EPS LT
No. of                  5 Yr. Hist    % Chg        P/E       P/E      Future
Shares    Company       Gr. Rate    99 vs 98      2000      2001     Gr. Rate
26,000  Qualcomm            95%        182%       173.0     133.0        40%
20,000  Microsoft           46%         57%        71.2      61.1        25%
50,000  Gap                 33%         36%        30.3      25.1        20%
12,000  Nokia               -           36%        67.5      54.4        25%
30,000  Home Depot          27%         39%        56.4      44.9        24%
40,000  Vodafone            26%         49%        69.7      46.7        25%
18,000  Cisco Systems       37%         29%       107.0      84.4        30%
18,000  HNC Software        -          -15%        91.2      66.1        40%
16,000  EMC Corp.           30%         40%        76.9      59.1        30%
35,000  Capital One         25%         31%        21.4      17.2        25%





                           12/31/98     1998                    % of
No. of                     Market       Total       % of        Total
Shares    Company          Value        Return      Equities    Assets
30,000    Freddie Mac      1,933,125       55.01         4.8      22.1
30,000    Gap Inc.         1,683,750      139.01         4.2      38.8
10,000    Microsoft        1,386,875      111.11         3.4      63.8
10,000    Intel            1,185,625       71.95         2.9      29.5
 8,000    Merck            1,180,000       37.75         2.9      31.4
10,000    Capital One      1,150,000      153.61         2.8      26.4
18,000    Home Depot       1,101,375      118.77         2.7      46.2
20,000    Philip Morris    1,070,000       13.25         2.6      14.7
24,000    PepsiCo.           981,000       13.89         2.4      30.8
13,000    MCI WorldCom       932,750      137.19         2.3      50.3

Total                     12,604,500                    31.2
Tot.BIF
Equities                  40,395,318
Tot.BIF
Assets                    48,437,075


     As always, we will remain focused on owning companies which we believe will provide us the best opportunity for capital appreciation over the long run given the sustainability of those companies' strong financial performance and competitive position in the areas in which they compete. We will continue to attempt to balance each company's prospects for earnings and cash flow growth over time against the current market valuation of its stocks. This balancing act has become more and more difficult as valuation levels in the more growth-oriented segments of the economy have risen appreciably over the past three to four years.



Shareholder Letter                     3                   January 24, 2000



     The Fund's common stocks in the aggregate generated a total return of 46.44% during 1999 versus a total return of 21.04% for the S&P 500; however, as was the case in 1998, returns across the portfolio's common stocks were not evenly distributed. The 15 stocks with the largest total returns in the portfolio contributed 87% of the overall gain; the top 10 stocks contributed 76%, and the top five stocks contributed fully 49% of the total gain in common stocks in the portfolio during 1999. Qualcomm, the portfolio's best performing stock during the year, accounted for 13.75% of the portfolio's 46.44% return from equities and 11.44% of the portfolio's overall total return of 38.90%.

     In 1998, we trimmed positions throughout the year in the portfolio's strongest equity holdings, which had the effect of reducing the return for that year somewhat. In 1999, the only stock of the top 10 contributors to overall performance in which we took partial gains was Qualcomm, in response to the huge run up in valuation it enjoyed over the course of the year. While we believe Qualcomm continues to enjoy outstanding growth prospects, its current valuation discounts those prospects to a significant degree, and it is likely we will continue to look for opportunities this year to trim back on our Qualcomm position, which was the largest in the portfolio at year end, comprising 7.6% of the portfolio's equities and 6.6% of total portfolio assets.

     In sum, 1999 proved to be a far more rewarding year than we expected. Many of the concerns that we had at the beginning of 1999 remain at the outset of this year, particularly in the area of equity valuations, which are very high in the areas in which we have enjoyed considerable success in recent years -- namely, technology and communications. While we remain constructive on the growth prospects for the companies we own in these sectors, we believe it will be important to remain vigilant and flexible in the coming months. We will continue to focus on owning a portfolio of companies with strong fundamental outlooks and reasonable valuation characteristics. As always, we appreciate your continued patience and support.

                                   Sincerely,


                                   Edson L. Bridges III, CFA
                                   President

ELBIII:kjs

Shareholder Letter                     -4-                 January 24, 2000




                               Chairman's Message



Dear Shareholder:



General Comments

     Our Fund closed out the Twentieth Century with the highest net assets and net asset value per share in our 37-year history! The 38.9% total return earned for 1999 was the highest for any single year of operation. This achievement surpassed the 38.5% total return set in 1975. The 1975 total return was aided by the fact that the portfolio was bouncing back from all-time low prices set during the 1974 "bear market", whereas the 1999 total return was a really significant achievement because it commenced from the previous highest level set for common stock prices.

     The non-investment highlights for 1999 included the welcoming of three new directors: Mr. Reed, Mrs. Stoney, and Mr. Wilson in April, 1999. Each individual added considerably to the discussion and insights at our Board and Committee meetings.

     The Fund rewrote its Prospectus into "plain English" for the 1999 version. In October, 1999, the Prospectus was amended to make changes to permit the sale of our Fund's shares in states other than Nebraska. The first such sale was achieved in California on December 20, 1999.

     The excellent record for our Fund among those investment companies that carry growth and income objectives has continued to generate favorable newspaper and financial periodical coverage which, in turn, has stimulated inquiries about our shares from all over the United States. The latest article appears in the January 24, 2000 edition of Business Week that includes a distinctive picture of Ted Bridges.


Highlights From Financial Statements

     Details regarding the Fund's Audited Financial Statements will appear in the Report of Independent Accountants, the Schedule of Portfolio Investments, the Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, the Notes to Financial Statements, and the Financial Highlights appear on pages 16 to 31 of this report. This information is supplemented by special Exhibits 1 _ 4 that record quarterly income and expenses for 1999, Historical Financial Information, Portfolio Transactions from October 1, 1999 through December 31, 1999, and Reports to Shareholders of Management Companies. I hope you will read and review all of these disclosures.



Shareholder Letter                  -5-                    January 24, 2000



     However, an executive summary of the highlights or major points of interest should be helpful to you:

     1.The Fund reached almost $70 million in net assets at December 31, 1999.
       The yearly improvements since year-end, 1995 have been:

                                               Dollar              Year Over
       Period              Net Assets         Increase            Year % Gain
       12-31-1995         $24,052,746        $5,956,449                 32.9
       12-31-1996          29,249,488         5,196,742                 21.6
       12-31-1997          36,647,535         7,398,047                 25.3
       12-31-1998          48,433,113        11,785,578                 32.2
       12-31-1999          69,735,684        21,302,571                 44.0



       The results for 1999 stand out as a truly majestic experience for the management and the shareholders.

     2.The Fund continued to operate on a cost efficient basis. Rates of expenses to Average Net Assets decreased to a new all time low of 0.73% during 1999.

     3.However, ratio of Net Investment Income to Average Net Assets also set an all time low of only 0.78%. This number is down from 3.80% in 1995. The low quarterly dividend payments in 1999 relative to other years reflect the impact of this trend.

       As stated in Ted Bridges' letter, the capital growth objective was emphasized over the secondary goal of developing investment income opportunities.

     4.Our portfolio turnover was only 16% in 1999, down from 24% in 1998.   The
       highly positive and effective investment results for growth were achieved through securities selections that were made over a number of years in the past. This observation is indicative of our portfolio manager's investment process and strategy to make strong fundamental choices that should yield benefits to shareholders well into the future.


Dividend

     On December 7, 1999, the Board of Directors declared a regular quarterly dividend and a year-end extra dividend from the net investment income earned during the October _ December Quarter of 1999 and from any undistributed net investment income that was earned earlier in 1999. This dividend was made payable on January 24, 2000, from net income that was received through December 31, 1999, to shareholders of record on the same date.

     The exact amount of this dividend was delegated to the Chairman and the Treasurer of the Fund after the precise net income of the Fund was established on the record date. These two officers were ceded the authority to classify the income payments between a regular quarterly amount and the year-end extra amount.

     The Chairman and the Treasurer determined the ordinary income regular dividend to be $0.07 per share and the year-end extra amount to be $.019 per share, for a total of $.089 per share to be paid out under the December 7, 1999 resolution adopted by the Board of Directors. This payment, in addition to the $.07 per share previously paid and declared in October, 1999, brought the total distributions paid or payable from ordinary income earned during the Fourth Quarter of 1999 and earlier in 1999 to $.159 per share. The $.07 per share



Shareholder Letter                  -6-                  January 24, 2000




regular dividend and $0.019 extra dividend amounts were confirmed and ratified by the Board of Directors at their most recent regular meeting that was held on January 11, 2000.


Tax Information

     A letter of explanation regarding the taxability of the dividend and capital gains payment made by the Fund during 1999 will accompany this letter to you. You should provide a copy of this letter dated January 24, 2000, to your tax preparer or consultant. This letter specifies the information that is necessary for the preparation of a federal income tax return.


Form 1099-DIV

     Bridges Investor Services, Inc. has prepared and will issue a Form 1099 DIV for 1999 for your shareholder account on or about January 31, 2000.


Market Value Information

     Investors who own Individual Retirement Act and Standard Retirement Plan accounts in the Fund will receive a special message on the enclosed dividend reinvestment confirmation statement to disclose the market value of your account as of December 31, 1999. This information will be utilized in the filing of the Form 5498 and the Form 5500 EZ reports to the appropriate federal authorities by our personnel later on in the year 2000.


Capital Gain Distribution

     For the period from November 1, 1999 through December 31, 1999, the Fund recorded $1,058,779.09 in realized capital gains. This sum must be paid prior to the filing of the Federal Income Tax for the Fund for 1999. Consequently, on January 11, 2000, the Board of Directors declared a capital gains cash distribution of $0.6910571 per share to the 1,532,155.169 shares outstanding on January 14, 2000 _ the record date that was established for this distribution. This capital gains distribution was made payable on April 24, 2000. You will receive further notification about this capital gains distribution at that time.


Business Plans

     A change of 25% or more in the ownership of the capital stock of Bridges Investment Counsel, Inc. could cause the present management Agreement between the Fund and the Counsel Firm to be terminated. This 25% change could take place as the result of my death, my disability, my retirement, or some other business events or transactions. Prudence to prepare for such possible eventualities caused the formation of Bridges Investment Management, Inc. as a successor advisory and management business to Bridges Investment Counsel, Inc. in late 1994. Bridges Investment Management, Inc. is currently, and will continue to be in the year 2000, a wholly owned subsidiary of Bridges Investment Counsel, Inc.



Shareholder Letter                      -7-                January 24, 2000




     Since 1995, Bridges Investment Counsel, Inc. has undertaken regular funding of resources to Bridges Investment Management, Inc. as a part of our approximate seven year regime to build working capital and other resources to ensure the economic welfare for the successor business for large, discretionary management accounts currently handled by Bridges Investment Counsel, Inc. Wisdom suggests that an orderly transfer of accounts to Bridges Investment Management, Inc. should take place well ahead of the need to resolicit a management contract as a result of my death or disability.

     Consequently, Bridges Investment Management, Inc. filed a Form ADV with the Securities and Exchange Commission on December 1, 1999, and the Commission granted its effectiveness of its registration for service on December 9, 1999. Bridges Investment Management, Inc. has no clients at this time. Favorable preliminary consideration was given by the Board of Directors to recommend to the shareholders the transfer of the investment advisory relationship between the Fund and Bridges Investment Counsel, Inc. to Bridges Investment Management, Inc. (subject to review of legal issues) at the Board meetings that were held on December 7, 1999 and January 11, 2000. However, the matter of the transfer of the investment advisory relationship will not be a part of the items to be voted upon for the Annual Meeting to be held on February 15, 2000. A great deal of additional preparation needs to be completed before the Board of Directors can formally consider and act upon entering into a new Agreement with Bridges Investment Management, Inc. At this point in time, there is no schedule to conduct the legal research and to perform other supporting actions to move forward with the future change in investment management firms for the Fund.

     Eventually, Bridges Investment Management, Inc. will be mainly owned and controlled by Edson L. Bridges III, "Ted", our President and portfolio manager for the Fund. A number of key members of the professional staff, whose strong contributions to the investment process that brought the Fund's total return performance successes of the late 1990's, will also be owners of Bridges
Investment Management, Inc. along with long tenured staff members of Bridges Investment Counsel, Inc. who support all of our operational activities. At this time, Bridges Investment Management, Inc. owns sufficient life insurance coverage on the life of Edson L. Bridges II to replace more than half of the equity capital that has been saved in Bridges Investment Counsel, Inc. The accumulation of retained earnings by Bridges Investment Management, Inc. between 1995 and 1999 has substantially gathered the remaining equity necessary to match the financial strength of its parent, Bridges Investment Counsel, Inc.

     From a personal prospective, it would have been wonderful for the Fund to become the first client of Bridges Investment Management, Inc. just as the Fund was the first corporate client for Bridges Investment Counsel, Inc. back on April 17, 1963. Considering Ted's excellent record as portfolio manager for the Fund, I believe the transfer of the Fund's investment advisory relationship to Bridges Investment Management, Inc. would be a gratifying event for both parties. However, there are a number of disclosures and other actions to take in order to proceed on a correct path. Therefore, this transitional matter will wait while management addresses these and other administrative exigencies that have filled a great deal of our time in the late Fall of 1999 and in the early months of 2000. Nonetheless, I wanted you to have some advance indications about possible proposals that may come up at some future date.



Shareholder Letter                     -8-                 January 24, 2000



Annual Meeting

     The Proxy and Proxy Statement for the Thirty-Seventh Annual Meeting of the Shareholders of the Fund, to be held on Tuesday, February 15, 2000, at 11:00 a.m. will accompany this report. Shareholders are encouraged to attend the Annual Meeting at the offices of the Fund. If you plan to be present, please notify the Fund's Corporate Secretary, Mrs. Mary Ann Mason, or our Treasurer, Mrs. Nancy K. Dodge, by phone, by letter, or by a written notation on your Proxy form.

     The accompanying Proxy statement will show changes in the classifications for some directors from "interested persons" to "disinterested persons" status, who may also be described as an "independent director". The reclassification of information from Proxy statements issued in past years is the result of an initiative by the Fund towards the establishment of "Best Practices" and an Interpretive Release issued by the Securities and Exchange Commission on October 14, 2000 with respect to independent directors of registered investment companies.

     The response by the Fund in regard to these developments has been to retain an interim legal counsel who will advise the independent directors about certain matters that come up for action or review by the independent directors. Further, a detailed Fund Director Questionnaire was prepared for the purpose of gathering information that would form the basis for classifying persons as independent directors and for the goal of laying a foundation for disclosures that appear in the Fund's forthcoming Prospectus and Proxy Statement.

     The creation  of  the  independent  director  framework  on  the  Board  of
Directors may lead to the appointment of one or more "lead directors" to interface with the management of the Fund. In addition, the Fund may create a newly formed Nominating Committee that will select new independent directors in the future. These new initiatives are in their infancy, and more information about the development of new responsibilities for the members of the Board of Directors will be communicated in due course after careful research and deliberation about the information that has been gathered.

     Certain regulations require the Fund to report the results or tabulation of the votes on each matter and each director nominee on the next semi-annual and annual communications that follow the shareholder meeting at which the votes were recorded. The results for the last Annual Meeting of the Fund held on February 16, 1999 were published in a letter dated April 19, 1999. This same report appears again in this letter as Exhibit 4, attached hereto, to fulfill the annual communication requirement.


Software and the Year 2000

     We are pleased to report that the computer software employed by the Fund and its investment manager performed flawlessly on the morning of January 1, 2000.


                                   Cordially yours,


                                   Edson L. Bridges II
                                   Chairman
ELBII:elc




                                   Exhibit 1

                         BRIDGES INVESTMENT FUND, INC.

                        STATEMENT OF INCOME AND EXPENSES
                              BY CALENDAR QUARTER
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                           March 31,  June 30,   September 30,  December 31,    Annual
                              1999      1999         1999           1999        Total
Investment Income:
  Interest                  $ 95,609   $ 88,510     $ 93,062      $129,378     $406,559
  Dividends _ (net of
    foreign withholding
    taxes)                   115,745    106,295      107,231       105,617      434,888
  Total Investment Income   $211,354   $194,805     $200,293      $234,995     $841,447

Expenses:
  Management fees           $ 63,841   $ 68,212     $ 67,918      $ 79,345     $279,316
  Custodian fees               8,609      9,046        9,017        10,260       36,932
  Insurance                    6,691      6,653        6,630         6,348       26,322
  Bookkeeping services         5,976      4,126        4,090         4,386       18,578
  Printing and supplies        5,655      2,739        2,407         2,478       13,279
  Professional services        2,625      2,625        2,625         2,945       10,820
  Dividend disbursing and
    transfer agent fees        4,137      3,082        2,797         5,722       15,738
  Computer programming         1,250      1,250        1,250         1,250        5,000
  Taxes and licenses             266        267          266           265        1,064
                           _________   ________    _________      _________    ________

      Total Expenses        $ 99,050   $ 98,000     $ 97,000      $112,999     $407,049


NET INVESTMENT INCOME       $112,304   $ 96,805     $103,293      $121,996     $434,398




Sources:  Unaudited Quarterly Reports to the Shareholders of Bridges
          Investment Fund, Inc. for the March 31, June 30, and September 30 periods. Annual total information is per the accompanying financial statements.


                                     -10-



                                   Exhibit 2

                         BRIDGES INVESTMENT FUND, INC.

                        HISTORICAL FINANCIAL INFORMATION

Valuation       Net     Shares       Net Asset     Dividend/  Capital
  Date        Assets    Outstanding  Value/Share     Share    Gains/Share
 07-01-63    $  109,000       10,900    $10.00     $   -      $   -
 09-30-63       109,764       10,900     10.07         -          -
 12-31-63       159,187       15,510     10.13        .07         -
 03-31-64       202,354       19,105     10.59        .07         -
 06-30-64       253,932       23,438     10.83        .07         -
 09-30-64       310,307       28,286     10.97        .07         -
 12-31-64       369,149       33,643     10.97        .07         -
 03-31-65       434,523       38,531     11.28        .075       .028
 06-30-65       491,068       44,667     10.99        .07         -
 09-30-65       558,913       47,710     11.71        .07         -
 12-31-65       621,241       51,607     12.04        .07         -
 03-31-66       661,711       55,652     11.89        .085        -
 06-30-66       643,920       57,716     11.16        .07         -
 09-30-66       592,628       58,610     10.11        .07         -
 12-31-66       651,282       59,365     10.97        .07         -
 03-31-67       728,115       60,181     12.10        .085        -
 06-30-67       753,075       61,364     12.27        .07         -
 09-30-67       823,967       62,810     13.12        .07         -
 12-31-67       850,119       64,427     13.20        .07         -
 03-31-68       812,416       65,607     12.38        .105        -
 06-30-68     1,013,629       72,214     14.04        .07         -
 09-30-68     1,046,852       72,633     14.41        .07         -
 12-31-68     1,103,734       74,502     14.81        .07         -
 03-31-69     1,083,278       77,393     14.00        .15         -
 06-30-69     1,030,784       79,169     13.02        .07         -
 09-30-69     1,063,290       83,291     12.77        .07         -
 12-31-69     1,085,186       84,807     12.80        .07         -
 03-31-70     1,061,534       87,349     12.15        .16         -
 06-30-70       843,133       88,367      9.54        .07         -
 09-30-70       959,114       89,417     10.73        .07         -
 12-31-70     1,054,162       90,941     11.59        .07         -
 03-31-71     1,168,919       91,819     12.73        .16         -
 06-30-71     1,198,777       92,573     12.94        .07         -
 09-30-71     1,200,753       92,723     12.95        .07         -
 12-31-71     1,236,601       93,285     13.26        .07         -
 03-31-72     1,285,684       93,661     13.73        .14        .08
 06-30-72     1,228,951       93,834     13.10        .07         -
 09-30-72     1,208,454       92,258     13.10        .07         -
 12-31-72     1,272,570       93,673     13.59        .07         -
 03-31-73     1,152,089       96,695     11.91        .13        .07
 06-30-73     1,073,939       97,943     10.96        .07         -
 09-30-73     1,131,789       99,353     11.39        .07         -
 12-31-73     1,025,521      100,282     10.23        .07         -


                                     -11-



EXHIBIT 2 - HISTORICAL FINANCIAL INFORMATION

Valuation       Net     Shares       Net Asset     Dividend/  Capital
  Date        Assets    Outstanding  Value/Share     Share    Gains/Share
 03-31-74       988,697      101,763      9.72        .14         -
 06-30-74       863,820      101,578      8.50        .07         -
 09-30-74       667,051      101,292      6.59        .07         -
 12-31-74       757,545      106,909      7.09        .07         -
 03-31-75       909,125      106,162      8.56        .14         -
 06-30-75     1,028,687      106,517      9.66        .07         -
 09-30-75       954,187      107,651      8.86        .07         -
 12-31-75     1,056,439      111,619      9.46        .07         -
 03-31-76     1,230,953      115,167     10.69        .16         -
 06-30-76     1,265,767      117,506     10.77        .07         -
 09-30-76     1,313,363      121,229     10.83        .07         -
 12-31-76     1,402,661      124,264     11.29        .08         -
 03-31-77     1,335,592      126,714     10.54        .188       .062
 06-30-77     1,456,451      134,575     10.82        .08         -
 09-30-77     1,450,573      139,402     10.41        .08         -
 12-31-77     1,505,147      145,252     10.36        .08         -
 03-31-78     1,418,417      146,380      9.69        .211       .049
 06-30-78     1,523,758      145,470     10.47        .09         -
 09-30-78     1,672,364      150,729     11.10        .09         -
 12-31-78     1,574,097      153,728     10.24        .09         -
 03-31-79     1,724,695      162,627     10.61        .204       .051
 06-30-79     1,773,427      163,640     10.84        .09         -
 09-30-79     1,913,242      167,426     11.43        .09         -
 12-31-79     1,872,059      165,806     11.29        .09         -
 03-31-80     1,769,935      170,882     10.36        .25        .0525
 06-30-80     1,974,288      169,675     11.64        .10         -
 09-30-80     2,204,689      173,549     12.70        .10         -
 12-31-80     2,416,997      177,025     13.65        .10         -
 03-31-81     2,424,976      184,148     13.17        .29        .0868
 06-30-81     2,356,007      186,307     12.65        .11         -
 09-30-81     2,128,956      183,447     11.61        .11         -
 12-31-81     2,315,441      185,009     12.52        .12         -
 03-31-82     2,165,531      194,140     11.15        .39        .19123
 06-30-82     2,074,816      190,067     10.92        .13         -
 09-30-82     2,262,073      189,837     11.92        .13         -
 12-31-82     2,593,411      195,469     13.27        .13         -
 03-31-83     2,815,081      209,390     13.44        .40        .2500
 06-30-83     3,030,744      212,068     14.29        .15         -
 09-30-83     3,210,564      223,059     14.39        .15         -
 12-31-83     3,345,988      229,238     14.60        .15         -
 03-31-84     3,279,542      247,700     13.24        .32        .5000
 06-30-84     3,322,155      262,695     12.65        .16         -
 09-30-84     3,554,876      263,783     13.48        .16         -
 12-31-84     3,727,899      278,241     13.40        .16         -
 03-31-85     4,058,327      300,068     13.52        .22        .6800
 06-30-85     4,351,707      305,496     14.24        .16         -
 09-30-85     4,260,686      310,379     13.73        .16         -
 12-31-85     4,962,325      318,589     15.58        .16         -
 03-31-86     5,663,449      347,479     16.30        .208       .86227
 06-30-86     6,174,120      365,531     16.89        .16         -


                                     -12-



EXHIBIT 2 - HISTORICAL FINANCIAL INFORMATION
Valuation       Net     Shares       Net Asset     Dividend/  Capital
  Date        Assets    Outstanding  Value/Share     Share    Gains/Share
 09-30-86     6,392,215      399,871     15.99        ,16         -
 12-31-86     6,701,786      407,265     16.46        .16         -
 03-31-87     8,766,205      491,228     17.85        .196       .79447
 06-30-87     9,214,305      509,569     18.08        .16         -
 09-30-87     9,921,139      530,566     18.70        .16         -
 12-31-87     7,876,275      525,238     15.00        .14        .24513
 03-31-88     8,649,901      565,608     15.29        .16         -
 06-30-88     9,027,829      574,563     15.71        .15         -
 09-30-88     8,986,977      575,956     15.60        .16         -
 12-31-88     8,592,807      610,504     14.07        .38       1.10967
 03-31-89     9,103,009      618,331     14.72         -          -
 06-30-89     9,531,124      614,861     15.50        .16         -
 09-30-89    10,815,006      652,207     16.58        .16         -
 12-31-89    10,895,182      682,321     15.97        .35       0.53769
 03-31-90    11,000,740      695,558     15.82         -          -
 06-30-90    11,521,748      696,414     16.54        .16       0.02646
 09-30-90    10,534,037      706,268     14.92        .16         -
 12-31-90    11,283,448      744,734     15.15        .35       0.40297
 03-31-91    12,685,391      759,477     16.70         -          -
 06-30-91    12,485,281      766,387     16.29        .16         -
 09-30-91    13,225,379      780,213     16.95        .16         -
 12-31-91    14,374,679      831,027     17.30        .34       0.29292
 03-31-92    14,428,305      851,349     16.95         -          -
 06-30-92    14,691,191      863,019     17.02        .15         -
 09-30-92    15,940,013      910,936     17.50        .16         -
 12-31-92    17,006,789      971,502     17.51        .325      0.15944
 03-31-93    18,071,613    1,008,275     17.92         -          -
 06-30-93    17,621,101      992,755     17.75        .15         -
 09-30-93    17,949,559      999,163     17.96        .15         -
 12-31-93    17,990,556    1,010,692     17.80        .3125     0.17075
 03-31-94    17,777,177    1,021,219     17.41         -          -
 06-30-94    17,953,364    1,033,984     17.36        .14         -
 09-30-94    18,472,176    1,036,473     17.82        .15         -
 12-31-94    18,096,297    1,058,427     17.10        .30       0.17874
 03-31-95    19,835,494    1,072,309     18.50         -          -
 06-30-95    21,416,325    1,076,463     19.90        .14         -
 09-30-95    22,527,409    1,082,829     20.80        .14         -
 12-31-95    24,052,746    1,116,620     21.54        .295      0.19289
 03-31-96    26,025,304    1,148,429     22.66         -          -
 06-30-96    27,108,210    1,157,425     23.42        .1325       -
 09-30-96    27,451,784    1,165,788     23.55        .1325       -
 12-31-96    29,249,488    1,190,831     24.56        .285      0.25730
 03-31-97    30,255,441    1,210,627     24.99         -          -
 06-30-97    34,567,391    1,229,643     28.11        .1325       -
 09-30-97    36,500,979    1,242,731     29.37        .135        -
 12-31-97    36,647,535    1,262,818     29.02        .24       0.30571
 03-31-98    41,413,655    1,283,322     32.27         -          -
 06-30-98    43,600,764    1,298,420     33.58        .135        -
 09-30-98    40,423,166    1,308,173     30.90        .09         -
 12-31-98    48,433,113    1,413,731     34.26        .215      2.11648
 03-31-99    52,835,162    1,442,077     36.64         -          -
 06-30-99    56,490,020    1,463,133     38.61        .075        -
 09-30-99    54,199,232    1,464,952     37.00        .066        -
 12-31-99    69,735,684    1,508,154     46.24        .159       .91088


                                     -13-

                                   Exhibit 3


                         BRIDGES INVESTMENT FUND, INC.

                             PORTFOLIO TRANSACTIONS
                             DURING THE PERIOD FROM
                   OCTOBER 1, 1999, THROUGH DECEMBER 31, 1999



                                          Bought or       Held After
               Securities                 Received        Transaction
          Common Stocks Unless            $1,000 Par      $1,000 Par
           Described Otherwise            Value (M)       Value (M)
                                          or Shares       or Shares
      AES Corporation                      2,000            5,000
      AT&T Liberty Media Group Class A     3,500            3,500
(1)<F1>   America OnLine, Inc.             6,000           12,000
(2)<F2>   Amgen, Inc.                      6,000           12,000
(3)<F3>   BP Amoco PLC ADR                 6,616           13,232
(4)<F4>   Exxon-Mobil Corporation         13,280           13,280
      First Data Corporation               5,000           10,000
      General Motors Corporation 7.70%       250M             250M
        due 4-15-16
      HNC Software, Inc.                   2,000           18,000
(5)<F5>   Home Depot, Inc.                10,000           30,000
      Marriott International 7.875%          250M             250M
        due 9-15-09
(6)<F6>   MCI Worldcom, Inc.               6,500           19,500
(7)<F7>   Qualcomm, Inc.                  19,500           26,000
(8)<F8>   Sun Microsystems, Inc.           5,000           10,000
      Tibco Software                       2,000            2,000
      Transaction Systems Architects       5,000           32,000
        Class A
(9)<F9>   Vodafone Airtouch PLC ADR       32,000           40,000
      Various Issues of Commercial Paper  43,080M           3,130M
         Notes Purchased during
         4th Quarter, 1999




<F1>(1) Received 6,000 shares in a 2-for-1 stock split on 11-23-99.
<F2>(2) Received 6,000 shares in a 2-for-1 stock split on 11-22-99.
<F3>(3) Received 6,616 shares in a 2-for-1 stock split on 10-4-99.
<F4>(4) Received 13,280 shares of Exxon Mobil Corporation in a merger of Exxon and Mobil on 12-1-99.
<F5>(5) Received 10,000 shares in a 3-for-2 stock split on 12-31-99.
<F6>(6) Received 6,500 shares in a 3-for-2 stock split on 12-31-99.
<F7>(7) Received 19,500 shares in a 4-for-1 stock split on 12-31-99.
<F8>(8) Received 5,000 shares in a 2-for-1 stock split on 12-8-99.
<F9>(9) Received 32,000 shares in a 5-for-1 stock split on 10-4-99.




                                     -14-




                                   Exhibit 3

                         BRIDGES INVESTMENT FUND, INC.

                             PORTFOLIO TRANSACTIONS
                             DURING THE PERIOD FROM
                   OCTOBER 1, 1999 THROUGH DECEMBER 31, 1999
                                  (Continued)





                                              Sold or       Held After
                 Securities                   Exchanged     Transacion
            Common Stocks Unless              $1,000 Par    $1,000 Par
             Described Otherwise              Value (M)     Value (M)
                                              or Shares     or Shares
      DuPont E.I. de Nemours                   8,000            --
(4)<F4>   Exxon Corporation                    8,000            --
      Finova                                   3,000            --
      Goldman Sachs Group, Inc.                3,000            --
      Hewlett-Packard Co.                      2,000          6,000
      I2 Technologies, Inc.                    5,000            --
      Lucent Technologies                      3,000            --
      MGIC Investment Corporation              4,000            --
(4)<F4>   Mobil Corporation                    4,000            --
      Providian Financial                      4,000            --
      Qualcomm, Inc.                           3,500          6,500
      Sylvan Learning System                   7,500            --
      Vodafone Airtouch PLC ADR                1,068          8,000
     Various Issues of Commercial             41,400M           --
        Paper Notes maturing during
       4th Qtr., 1999



                                     -15-


                                   Exhibit 4

                         BRIDGES INVESTMENT FUND, INC.

                REPORTS TO STOCKHOLDERS OF MANAGEMENT COMPANIES

                               In Accordance With
      Rule 30d-1(b) of the General Rules and Regulations Promulgated Under
                 The Investment Company Act of 1940 as Amended

     "If any matter was submitted during the period covered by the shareholder report to a vote of the shareholders, through the solicitation of proxies or otherwise, furnish the following information:"

(1)   Annual Meeting held on February 16, 1999, at 11:00 a.m.

(2)   Election of Directors for one year terms (All Directors Stand for
      Annual Election):
                                    - - - - - -Votes Cast - - - - - -
                                                           Withhold
                                               For All     Authority
Names of Directors                            Nominees    To Vote For
Elected at Meeting                   For       Except    All Nominees
Frederick N. Backer                1,107,066    None          782
Edson L. Bridges II                1,107,066    None          782
Edson L. Bridges III               1,107,066    None          782
N. P. Dodge, Jr.                   1,102,733    4,333         782
John W. Estabrook                  1,107,066    None          782
Jon D. Hoffmaster                  1,107,066    None          782
John J. Koraleski                  1,107,066    None          782
Roger D. Kupka                     1,107,066    None          782
Gary L. Petersen                   1,107,066    None          782
John T. Reed                       1,107,066    None          782
Roy A. Smith                       1,102,733    4,333         782
Janice D. Stoney                   1,102,579    4,487         782
L.B. Thomas                        1,107,066    None          782
John K. Wilson                     1,107,066    None          782


(3)  A brief description for each matter voted upon at the meeting:

                                          For       Against      Abstain
          Matters Voted Upon
(a) A proposal to set the number of     1,098,550    4,580        4,718
    directors at fourteen

(b) For a proposed investment           1,107,132    None           716
    advisory contract which continues
    the employment of Bridges
    Investment Counsel, Inc. as
    investment adviser to the Fund
    for the period from April 17,
    1999 through April 17, 2000

(c) For the ratification of the         1,105,135    None         2,713
    selection of KPMG Peat Marwick
    LLP as independent auditors
    of the Fund for the Fiscal
    Year ending December 31, 1999


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS






To the Shareholders and the Board of Directors of Bridges Investment Fund, Inc.


     We have audited the accompanying statement of assets and liabilities of Bridges Investment Fund, Inc. including the schedule of portfolio investments, as of December 31, 1999, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two year period then ended. These financial statements are the responsibility of Bridges Investment Fund, Inc. Our responsibility is to express an opinion on these financial statements based on our audit. The financial highlights for each of the years in the three year period ended December 31, 1997 were audited by other auditors whose report thereon dated January 16, 1998 expressed an unqualified opinion on those statements.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bridges Investment Fund, Inc. as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets and financial highlights for each of the years in the two year period then ended, in conformity with generally accepted accounting principles.



                                             KPMG LLP



January 7, 2000

                                  -17-



                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS

                               DECEMBER 31, 1999
                                                    NUMBER                    MARKET
                TITLE OF SECURITY                  OF SHARES      COST        VALUE

      COMMON STOCKS - (86.3%)

ADVERTISING _ 0.5%
  INTERPUBLIC GROUP OF COMPANIES, INC. (THE)       4,000      $   106,953  $   230,750
  LAMAR ADVERTISING COMPANY*                       2,000           92,125      121,125
                                                              $   199,078  $   351,875

AIRCRAFT _ MANUFACTURING  - 0.7%
  THE BOEING COMPANY                              12,000      $   278,135  $   497,250

AMUSEMENTS _ RECREATION _ SPORTING GOODS _ 0.3%
  NIKE, INC.                                       5,000      $   171,270  $   247,813

BANKING AND FINANCE  - 3.2%
  CHASE MANHATTAN CORPORATION (THE)                2,000      $    86,650  $   155,375
  FIRST NATIONAL OF NEBRASKA, INC.                   230          346,835      552,000
  MBNA CORPORATION                                15,000          234,825      408,750
  STATE STREET CORPORATION                         8,000           66,525      584,500
  U.S. BANCORP                                     5,000          166,370      119,063
  WELLS FARGO & CO.                               10,000          138,173      404,375
                                                              $ 1,039,378  $ 2,224,063

BEVERAGES _ SOFT DRINKS  - 1.2%
  PEPSICO, INC.                                   24,000      $   307,470  $   846,000

BROADCAST SERVICE/PROGRAM _ 0.3%
  AT&T CORPORATION _ LIBERTY MEDIA*                3,500      $   169,085  $   198,844

CHEMICALS  - 1.1%
  THE DOW CHEMICAL COMPANY                         6,000      $   396,947  $   801,750

COMMUNICATIONS _ RADIO AND TELEVISION _ 1.3%
  CLEAR CHANNEL COMMUNICATIONS, INC.*             10,000      $   366,954  $   892,500

COMPUTERS _ HARDWARE AND SOFTWARE  - 11.8%
  CISCO SYSTEMS, INC.*                            18,000          290,726    1,928,250
  DELL COMPUTER CORPORATION *                      3,000          109,594      153,000
  HNC SOFTWARE, INC.*                             18,000          598,741    1,903,500
  HEWLETT-PACKARD CO.                              6,000           83,784      682,500
  MICROSOFT CORPORATION*                          20,000           93,361    2,335,000
  TIBCO SOFTWARE, INC.*                            2,000          153,194      306,000
  TRANSACTION SYSTEMS ARCHITECTS, INC.*           32,000        1,102,118      896,000
                                                              $ 2,431,518  $ 8,204,250

COMPUTERS _ MEMORY DEVICES _ 2.5%
  EMC CORPORATION/MASS*                           16,000      $   358,855  $ 1,748,000

COMPUTERS _ MICRO _ 1.1%
  SUN MICROSYSTEMS, INC.*                         10,000      $   281,812  $   774,375



    *NONINCOME-PRODUCING SECURITY


                                      -18-

                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (CONTINUED)

                               DECEMBER 31, 1999
                                                    NUMBER                    MARKET
                TITLE OF SECURITY                  OF SHARES      COST        VALUE

       COMMON STOCKS   (CONTINUED)

DATA PROCESSING AND MANAGEMENT _ 1.7%
  CSG SYSTEMS*                                    18,000      $   509,169  $   717,750
  FIRST DATA CORPORATION                          10,000          458,100      493,125
                                                              $   967,269  $ 1,210,875

DIVERSIFIED OPERATIONS _ 0.6%
  BERKSHIRE HATHAWAY INC., CLASS B *                 210      $   150,375  $   384,300

DRUGS - MEDICINES _ COSMETICS  - 6.3%
  ABBOTT LABORATORIES                             15,000      $   169,395  $   544,688
  AMGEN, INC.*                                    12,000          248,688      720,750
  BRISTOL-MYERS SQUIBB CO.                         8,000          141,675      513,500
  ELAN CORPORATION PLC ADR*                       20,000          419,005      590,000
  JOHNSON & JOHNSON                               10,000          109,396      932,500
  MERCK & CO., INC.                               16,000          274,266    1,075,000
                                                              $ 1,362,425  $ 4,376,438

ELECTRICAL EQUIPMENT AND SUPPLIES  - 1.8%
  GENERAL ELECTRIC CO.                             8,000      $   147,473  $ 1,238,000

ELECTRIC _ GENERATION _ 0.5%
  AES CORPORATION*                                 5,000      $   277,053  $   373,750

ELECTRONIC COMPONENTS _ CONDUCTORS _ 0.4%
  ALTERA CORPORATION*                              6,000      $   185,375  $   297,375

ELECTRONICS  - 4.1%
  INTEL CORPORATION                               20,000      $   334,735  $ 1,646,250
  SOLECTRON CORPORATION *                         13,000          301,136    1,236,625
                                                              $   635,871  $ 2,882,875

FINANCE _ CREDIT CARDS _ 0.5%
  AMERICAN EXPRESS COMPANY                         2,000      $   165,255  $   332,500

FINANCE _ DIVERSIFIED _ 0.6%
  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.      3,000      $   202,960  $   428,250

FINANCE _ INVESTMENT BANKS _ 0.5%
  MERRILL LYNCH & CO., INC.                        3,000          168,586      249,938
  E*TRADE GROUP, INC.*                             4,000           98,188      104,500
                                                              $   266,774  $   354,438

FINANCE - REAL ESTATE  - 2.0%
  FREDDIE MAC                                     30,000      $   470,320  $ 1,411,875




    *NONINCOME-PRODUCING SECURITY



                                      -19-



                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (CONTINUED)

                               DECEMBER 31, 1999
                                                    NUMBER                    MARKET
                TITLE OF SECURITY                  OF SHARES      COST        VALUE

       COMMON STOCKS   (CONTINUED)

FINANCE _ SERVICES  - 2.7%
  CAPITAL ONE FINANCIAL CORPORATION               35,000      $   683,206  $ 1,686,563
  PAYCHEX, INC.                                    5,000          154,125      200,000
                                                              $   837,331  $ 1,886,563

FOOD _ MISCELLANEOUS PRODUCTS  - 0.5%
  PHILIP MORRIS COMPANIES, INC.                   15,000      $   263,604  $   345,000

INSURANCE _ MULTILINE  - 0.5%
  AMERICAN INTERNATIONAL GROUP, INC.               3,125      $   118,455  $   337,891

INSURANCE _ MUNICIPAL BOND _ 0.6%
  MBIA, INC.                                       8,000      $   360,053  $   422,500

INTERNET SOFTWARE _ 1.3%
  AMERICA ONLINE, INC.*                           12,000      $   529,238  $   903,000

LINEN SUPPLY AND RELATED PRODUCTS - 0.3%
  CINTAS CORPORATION*                              4,000      $   166,578  $   212,500

MOTION PICTURES AND THEATRES  - 0.9%
  THE WALT DISNEY COMPANY                         22,000      $   236,300  $   643,500

PETROLEUM PRODUCING  - 4.4%
  BP AMOCO PLC-SPONSORED ADR                      13,232      $   246,135  $   784,823
  ATLANTIC RICHFIELD COMPANY                       4,000          211,835      346,000
  CHEVRON CORPORATION                             10,000          340,535      866,250
  EXXON MOBIL CORPORATION                         13,280          325,810    1,069,870
                                                              $ 1,124,315  $ 3,066,943

PUBLISHING _ NEWSPAPERS  - 1.0%
  GANNETT CO., INC.                                8,000      $   179,310  $   652,500

PUBLISHING _ ELECTRONIC  - 0.6%
  REUTERS GROUP PLC, ADR SPONSORED                 5,199      $   166,303  $   420,144

RETAIL STORES _ APPAREL AND CLOTHING  - 3.3%
  GAP, INC.                                       50,000      $   521,360  $ 2,300,000

RETAIL STORES _ BUILDING MATERIALS AND HOME
                   IMPROVEMENT _ 3.0%
  THE HOME DEPOT, INC.                            30,000      $   587,115  $ 2,062,500




    *NONINCOME-PRODUCING SECURITY



                                       -20-




                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (CONTINUED)

                               DECEMBER 31, 1999

                                                    NUMBER                    MARKET
                TITLE OF SECURITY                  OF SHARES      COST        VALUE

       COMMON STOCKS   (CONTINUED)

RETAIL STORES _ DEPARTMENT  - 1.6%
  DAYTON HUDSON CORPORATION                       15,000      $   146,129  $ 1,101,563

STEEL - PRODUCERS _ 0.4%
  NUCOR CORPORATION                                5,500      $   122,061  $   301,469

TELECOMMUNICATIONS  - 9.6%
  LEVEL 3 COMMUNICATIONS *                        12,000      $   483,300  $   982,500
  MCI WORLDCOM, INC. *                            19,500          466,188    1,034,719
  SPRINT CORPORATION                              10,000           83,964      673,125
  SPRINT PCS CORPORATION *                         5,500          188,878      563,750
  VODAFONE AIRTOUCH PLC SPONSORED ADR             40,000          915,541    1,980,000
  WEST TELESERVICES CORPORATION*                  58,200          780,844    1,422,263
                                                              $ 2,918,715  $ 6,656,357

TELECOMMUNICATIONS _ EQUIPMENT _ 9.9%
  NOKIA CORPORATION SPONSORED ADR                 12,000      $   492,858  $ 2,292,750
  QUALCOMM INCORPORATED *                         26,000          273,901    4,582,500
                                                              $   766,759  $ 6,875,250

TELEVISION _ CABLE _ 0.4%
  COMCAST CORPORATION*                             6,000      $   141,375  $   303,375

TRANSPORTATION _ AIRFREIGHT _ 2.0%
  EAGLE USA AIRFREIGHT, INC. *                    33,000      $   416,042  $ 1,423,125

TRANSPORTATION _ RAILROADS  - 0.3%
  UNION PACIFIC CORPORATION                        4,000      $   148,580  $   174,750


       TOTAL COMMON STOCKS (COST - $20,581,276)               $20,581,276  $60,166,326


       PREFERRED STOCKS  (1.2%)

BANKING AND FINANCE _ 0.7%
  CFB CAPITAL II 8.20% CUMULATIVE PREFERRED        5,000      $   125,000  $   101,875
  CFC CAPITAL TRUST 9.375% PREFERRED, SERIES B     5,000          125,000      112,500
  HARRIS PREFERRED CAPITAL CORP.,                 10,000          250,000      203,125
     7.375%, SERIES A
  SILICON VALLEY BANCSHARES                        5,000          125,000       92,500
     8.25% PREFERRED SERIES I
                                                              $   625,000  $   510,000



    *NONINCOME-PRODUCING SECURITY



                                     -21-



                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (CONTINUED)

                               DECEMBER 31, 1999

                                                    NUMBER                    MARKET
                TITLE OF SECURITY                  OF SHARES      COST        VALUE

OIL COMP. _ EXPLORATION AND PRODUCTION _ 0.2%
  CANADIAN OCCIDENTAL PETROLEUM LTD.               5,000      $   125,000  $   111,563
    9.375% PREFERRED _ SERIES 1

UTILITIES _ ELECTRIC _ 0.3%
  TENNESSEE VALLEY AUTHORITY 6.75%                10,000      $   250,000  $   216,250
    VARIABLE PREFERRED SERIES D

     TOTAL PREFERRED STOCKS (COST - $1,000,000)               $ 1,000,000  $   837,813

       TOTAL STOCKS (COST - $21,581,276)                      $21,581,276  $61,004,139



      DEBT SECURITIES (10.4%)

AUTO-CARS/LIGHT TRUCKS _ 0.4%
  GENERAL MOTORS CORPORATION 7.700% DEBENTURES
     DUE APRIL 15, 2016                           $250,000    $   252,320  $   249,525

ENERGY _ ALTERNATE SOURCES - 0.3%
  CALENERGY CO., INC., 7.630% NOTES
    DUE OCTOBER 15, 2007                          $200,000    $   200,000  $   197,217

HOTELS AND MOTELS _ 0.4%
  MARRIOT INTERNATIONAL 7.875% NOTES SERIES C
    DUE SEPTEMBER 15, 2009                        $250,000    $   250,068  $   246,157

HOUSEHOLD APPLIANCES AND UTENSILS - 0.1%
  MAYTAG CORP., 9.750% NOTES,
    DUE MAY 15, 2002                              $100,000    $   102,200  $   105,537

OFFICE EQUIPMENT AND SUPPLIES - 0.1%
  XEROX CORPORATION, 9.750% NOTES
    DUE MARCH 15, 2000                            $100,000    $   100,025  $   100,621

RETAIL STORES _ DEPARTMENT - 0.4%
  DILLARD DEPARTMENT STORES, INC., 7.850%
    DEBENTURES, DUE OCTOBER 1, 2012               $150,000    $   151,348  $   139,046

  SEARS ROEBUCK & CO., 9.375% DEBENTURES
    DUE NOVEMBER 1, 2011                           100,000    $   106,399      108,971
                                                              $   257,747  $   248,017


    *NONINCOME-PRODUCING SECURITY



                                      -22-




                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (CONTINUED)

                               DECEMBER 31, 1999
                                                   PRINCIPAL                  MARKET
                TITLE OF SECURITY                   AMOUNT        COST        VALUE

     DEBT SECURITIES   (CONTINUED)

TELECOMMUNICATIONS _ 0.3%
  LEVEL 3 COMMUNICATIONS, INC., 9.125% SENIOR     $250,000    $   241,938  $   236,895
    NOTES DUE MAY 1, 2008


U.S. GOVERNMENT _ 3.9%
  U.S. TREASURY, 8.750% NOTES,
    DUE AUGUST 15, 2000                            200,000    $   211,900  $   203,406

  U.S. TREASURY, 8.000% NOTES,
    DUE MAY 15, 2001                               200,000        199,052      204,688

  U.S. TREASURY, 7.500% NOTES,
    DUE MAY 15, 2002                               200,000        214,098      205,406

  U.S. TREASURY, 10.750% BONDS
    DUE FEBRUARY 15, 2003                          200,000        219,525      224,062

  U.S. TREASURY, 7.250% NOTES,
    DUE MAY 15, 2004                               300,000        303,245      309,234

  U.S. TREASURY, 7.500% NOTES,
    DUE FEBRUARY 15, 2005                          300,000        305,871      313,030

  U.S. TREASURY, 9.375% BONDS,
    DUE FEBRUARY 15, 2006                          200,000        256,223      228,250

  U.S. TREASURY, 7.625% BONDS,
    DUE FEBRUARY 15, 2007                          300,000        307,910      305,718

  U.S. TREASURY, 8.750% BONDS,
    DUE NOVEMBER 15, 2008                          200,000        237,473      214,124

  U.S. TREASURY, 9.125% BONDS,
    DUE MAY 15, 2009                               200,000        234,910      218,312

  U.S. TREASURY, 7.500% BONDS,
    DUE NOVEMBER 15, 2016                          300,000        308,534      320,953
                                                              $ 2,798,741  $ 2,747,183



                                     -23-




                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS

                               DECEMBER 31, 1999

                                                   PRINCIPAL                  MARKET
                TITLE OF SECURITY                   AMOUNT        COST        VALUE

      DEBT SECURITIES    (CONTINUED)

COMMERCIAL PAPER _ SHORT TERM _ 4.5%
  AMERICAN EXPRESS CREDIT CORPORATION
    COMMERCIAL PAPER NOTE 6.250%
    DUE JANUARY 4, 2000                           $1,260,000  $ 1,260,000  $ 1,260,000

  AMERICAN EXPRESS CREDIT CORPORATION
    COMMERCIAL PAPER NOTE 5.000%
    DUE JANUARY 7, 2000                            1,500,000    1,500,000    1,500,000

  FORD MOTOR CREDIT CORPORATION
    COMMERCIAL PAPER NOTE 2.000%
    DUE JANUARY 7, 2000                              370,000      370,000      370,000
                                                              $ 3,130,000  $ 3,130,000

     TOTAL DEBT SECURITIES (COST - $7,333,039)                $ 7,333,039  $ 7,261,152


TOTAL INVESTMENTS IN SECURITIES - (97.9%)
  (COST - $28,914,320)                                        $28,914,320  $68,265,291
CASH AND RECEIVABLES
  LESS TOTAL LIABILITIES _ (2.1%)                                            1,470,393
NET ASSETS, DECEMBER 31, 1999 _ (100.0%)                                   $69,735,684





                   THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                     ARE AN INTEGRAL PART OF THIS SCHEDULE.



                                   -24-




                         BRIDGES INVESTMENT FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999



ASSETS                                                 Amount

  Investments, at market value
     Common and preferred stocks
        (cost $21,581,276)                          $61,004,139
     Debt securities (cost $7,333,039)                7,261,152
          Total investments                         $68,265,291

  Cash                                                  123,928
  Receivables
     Dividends and interest                             114,614
     Subscriptions to capital stock                     841,774
     Securities sold                                    638,362

TOTAL ASSETS                                        $69,983,969

LIABILITIES

  Dividend distributions payable                    $   134,226
  Redemption of capital stock                             3,800
  Investment advisor, management and
    service fees payable                                 85,066
  Accrued operating expenses                             25,193
TOTAL LIABILITIES                                   $   248,285

NET ASSETS
  Capital stock, $1 par value - Authorized 3,000,000 shares,
     1,508,154 shares outstanding                   $ 1,508,154

  Paid-in surplus -                                  27,816,382
          Net capital paid in on shares             $29,324,536



  Net unrealized appreciation on investments         39,350,976
   Accumulated undistributed net realized gains       1,058,779
  Accumulated undistributed net
     investment income                                    1,393
TOTAL NET ASSETS                                    $69,735,684

NET ASSET VALUE PER SHARE                              $46.24

OFFERING PRICE PER SHARE                               $46.24

REDEMPTION PRICE PER SHARE                             $46.24




                   The accompanying notes to financial statements

                    are an integral part of this statement.




                                    -25-




                         BRIDGES INVESTMENT FUND, INC.

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999


                                                        Amount        Amount

INVESTMENT INCOME
   Interest                                             $406,559
   Dividends  (Net of foreign withholding taxes
                  of $2,372)                             434,888

        Total Investment Income                                    $   841,447

EXPENSES
   Management fees                                    $  279,316
   Custodian fees                                         36,932
   Insurance and Other Administrative Fees                26,322
   Bookkeeping services                                   18,578
   Printing and supplies                                  13,279
   Professional services                                  10,820
   Dividend disbursing and transfer
      agent fees                                          15,738
   Computer programming                                    5,000
   Taxes and licenses                                      1,064


        Total Expenses                                             $   407,049

           NET INVESTMENT INCOME                                   $   434,398


NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS

   Net realized gain on transactions in
        investment securities                        $2,401,788

   Net increase in unrealized
        appreciation of investments                  16,580,965

        NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS            $18,982,753


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $19,417,151






                   The accompanying notes to financial statements
                    are an integral part of this statement.





                                  -26-




                         BRIDGES INVESTMENT FUND, INC.


                      STATEMENTS OF CHANGES IN NET ASSETS

                 FOR THE YEAR ENDED DECEMBER 31, 1999 AND 1998



                                                 1999           1998
INCREASE IN NET ASSETS
  Operations -
     Net investment income                   $    434,398    $   573,399
     Net realized gain on transactions
        in investment securities                2,401,788      2,816,870
     Net increase in unrealized
       appreciation of investments             16,580,965      6,973,448
           Net increase in net assets
           resulting from operations         $ 19,417,151    $10,363,717

  Net equalization credits                          3,190          9,098

  Distributions to shareholders from -
     Net investment income                       (434,398)      (573,399)
     Net realized gain from investment
       transactions                            (1,343,009)    (2,810,407)

  Return of capital                                (6,815)        (9,316)
  Net capital share transactions                3,666,452      4,805,885

           Total increase in Net Assets      $ 21,302,571    $11,785,578


NET ASSETS:
  Beginning of year                          $ 48,433,113    $36,647,535


  End of year                                $ 69,735,684    $48,433,113









                   The accompanying notes to financial statements
                   are an integral part of these statements.




                         BRIDGES INVESTMENT FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999



(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          Bridges Investment Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is long-term capital appreciation. In pursuit of that objective, the Fund invests primarily in common stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A.  Investments -

               Security transactions are recorded on the trade date at purchase cost or sales proceeds. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

               Securities owned are reflected in the accompanying statement of assets and liabilities and the schedule of portfolio investments at quoted market value. Quoted market value represents the last recorded sales price on the last business day of the calendar year for securities traded on a national securities exchange. If no sales were reported on that day, quoted market value represents the closing bid price. The cost of investments reflected in the statement of assets and liabilities and the schedule of portfolio investments is the same as the basis used for Federal income tax purposes. The difference between cost and quoted market value of securities is reflected separately as unrealized appreciation (depreciation) as applicable.


                                            1999          1998     Net Change

          Net unrealized appreciation
            (depreciation):

          Aggregate gross unrealized
            appreciation
            on securities             $39,880,716  $23,102,283

          Aggregate gross unrealized
            depreciation
            on securities                (529,740)    (332,272)

                         Net           $39,350,976  $22,770,011  $16,580,965




          The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities. The gain computed on the basis of average cost would have been substantially the same as that reflected in the accompanying statement of operations.

     B. Federal Taxes -

               The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

               The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

     C. Distribution To Shareholders -

               The Fund accrues income dividends to shareholders on a quarterly basis as of the ex-dividend date. Distributions of net realized gains are made on an annual basis to shareholders as of the ex-dividend date.

     D. Equalization -

               The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

     E. Use of Estimates

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



(2)  INVESTMENT ADVISORY CONTRACT

          Under an Investment Advisory Contract, Bridges Investment Counsel, Inc. (Investment Adviser) furnishes investment advisory services and performs certain administrative functions for the Fund. In return, the Fund has agreed to pay the Investment Adviser a fee computed on a quarterly basis at the rate of 1/8 of 1% of the average net asset value of the Fund during the quarter, equivalent to 1/2 of 1% per annum. Certain officers and directors of the Fund are also officers and directors of the Investment Adviser. These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser.

          The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of stamp and other taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and 1/2% of the average month end net asset value of the Fund for the year. Amounts, if any, expended in excess of this limitation are reimbursed by the Investment Adviser as specifically
     identified in the Investment Advisory Contract.   There were no amounts
     reimbursed in the year ended December 31, 1999.





(3)  DIVIDEND DISBURSING AND TRANSFER AGENT

          Dividend disbursing and transfer agent services are provided by Bridges Investor Services, Inc. (Transfer Agent). The fees paid to the Transfer Agent are intended to approximate the cost to the Transfer Agent for providing such services. Certain officers and directors of the Fund are also officers and directors of the Transfer Agent.



(4)  SECURITY TRANSACTIONS

          The cost of long-term investment purchases during the years ended December 31, was:




                                                         1999           1998
      United States government obligations            $    --        $    --
      Other Securities                                 9,166,680      9,631,883
                    Total Cost                        $9,166,680     $9,631,883



           Net proceeds from sales of long-term investments during the years ended December 31, were:



                                                         1999           1998
      United States government obligations            $  200,500     $  200,000
      Other Securities                                 8,675,466      9,280,532

                     Total Net Proceeds               $8,875.966     $9,480,532





(5)  NET ASSET VALUE

           The net asset value per share represents the effective price for all subscriptions and redemptions.

(6)  CAPITAL STOCK

      Shares of capital stock issued and redeemed are as follows:




                                                         1999           1998
            Shares sold                                  123,704      108,559
            Shares issued to shareholders in
              reinvestment of net investment
              income and realized gain from
              security transactions                       35,210         87,751
                                                         158,914        196,310
            Shares redeemed                               64,491         45,397
              Net increase                                94,423        150,913


      Value of capital stock issued and redeemed is as follows:




                                                 1999          1998
          Shares sold                        $4,777,640  $3,444,495
          Shares issued to shareholders in
            reinvestment of net investment
            income and realized gain from
            security transactions             1,435,313   2,800,423
                                             $6,212,953  $6,244,918
          Shares redeemed                     2,546,501   1,439,033
            Net increase                     $3,666,452  $4,805,885




(7)  DISTRIBUTION TO SHAREHOLDERS

          On December 7, 1999 a cash distribution was declared from net investment income accrued through December 31, 1999. This distribution was ultimately calculated as $.089 per share aggregating $134,226. The dividend will be paid on January 24, 2000, to shareholders of record on December 31, 1999.




FINANCIAL HIGHLIGHTS*<F1>

          Per share income and capital changes for a share outstanding for each of the last five years were:
                                           1999      1998      1997      1996      1995
Net Asset Value, Beginning of Period     $34.26    $29.02    $24.56    $21.54    $17.10

Income From Investment Operations
  Net Investment Income                  $  .30    $  .44    $  .51    $  .55    $  .58
  Net Gains or (Losses) on Securities
   (both realized and unrealized)         12.89      7.36      4.77      3.28      4.63
     Total From Investment Operations    $13.19    $ 7.80    $ 5.28    $ 3.83    $ 5.21

Less Distributions
  Dividends from net investment income   $ (.30)   $ (.44)   $ (.51)   $ (.55)   $ (.58)
  Distributions from capital gains         (.91)    (2.12)     (.31)     (.26)     (.19)
    Total Distributions                  $(1.21)   $(2.56)   $ (.82)   $ (.81)   $ (.77)

Net Asset Value, End of Period           $46.24    $34.26    $29.02    $24.56    $21.54


Total Return                              38.90%    27.48%    22.33%    18.06%    30.96%

Ratios/Supplemental Data

  Net Assets, End of Period
   (in thousands)                        $69,736   $48,433   $36,648   $29,249   $24,052
  Ratio of Expenses to Average
   Net Assets**<F2>                              .73%      .77%      .81%      .87%      .89%
  Ratio of Net Investment Income to
   Average Net Assets **<F2>                 .78%     1.37%     2.64%     3.23%     3.80%
  Portfolio Turnover Rate                     16%       24%        8%        8%        7%





<F1>* Per share income and capital change data is computed using the weighted average number of shares outstanding method.
<F2>** Average net asset data is computed using monthly net asset value figures.




Bridges Investment Fund, Inc.                                 January 24, 2000
 Shareholder Communication
 Annual Report for 1999

                      MANAGEMENT'S DISCUSSION AND ANALYSIS

Introduction

     The following information is provided in response to Item 5 and Item 5A in the Form N-1A to be filed annually under the Investment Company Act of 1940 with the Securities and Exchange Commission in Washington, D.C. The Form N-1A prescribes certain information that is to be included in the Prospectus for the Fund.

Item 5(c)

     Item 5(c) requires the disclosure of the name and title of the person or persons employed by or associated with the Fund's investment adviser, Bridges Investment Counsel, Inc., who are primarily responsible for the day-to-day management of the Fund's portfolio as well as the length of their service and business experience during the past five years.

     Mr. Edson L. Bridges III, President of the Fund and Executive Vice President - Investments, of Bridges Investment Counsel, Inc., is responsible for the day-to-day operation of the Fund's portfolio. Mr. Bridges III dedicates his professional efforts toward security research and portfolio management for Bridges Investment Counsel, Inc. Mr. Bridges III has been employed in these areas of responsibility for all clients, including Bridges Investment Fund, Inc., for more than 15 years.

     Mr. Edson L. Bridges II, Chairman and Chief Executive Officer, served as the portfolio manager for almost 34 years from July 1, 1963 through April 13, 1997. He is available to be a back-up person to Mr. Bridges III whenever the assumption of that responsibility is appropriate or required.

Item 5A.(a)

     The first response under this disclosure is Item 5A.(a) that requests the management to briefly discuss those factors, including relevant market conditions and the investment strategies and techniques pursued by the Fund's investment adviser, that materially affected the performance of the Registrant during the most recently completed fiscal year. The investment performance for 1999, the most recently completed fiscal year, developed a 38.9% total return for a $10,000 investment with cash distributions reinvested in shares of capital stock in the Fund. This number differs from the 38.5% total return reported on page one of the cover letter to this Annual Report because that earlier calculation did not reinvest dividends and the capital gains distribution and did not include the cost of five reinvestment transaction fees.

     The relevant market conditions and the investment strategies pursued by the Fund's investment adviser that materially affected the performance of Registrant during the most recently completed fiscal year are fully described on pages one through four of the Shareholder Letter.

Item 5A.(b)

     The Fund is required to provide a line graph comparing the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund, assuming a $10,000 investment in the Fund at the beginning of the first fiscal year to the same investment over the same periods in an appropriate broad-based securities market index. In a table placed within or contiguous to the graph, the Fund's average annual total returns for the one, five, and ten-year periods




Shareholder Communication            MD&A-2                January 24, 2000


ended on the last day of the most recent fiscal year, computed in accordance with applicable SEC regulations and guidelines, are provided.

     This line graph appears on page MD&A 4. The information on the line graph is set forth without amplifying commentary. However, the interpretative discussion that precedes and follows in this section of the Annual Shareholder Report for 1999 is an integral part of the overall presentation concerning investment performance.

     The assumptions for the preparation of data to compute performance for the Standard & Poor's 500 Composite Index and for Bridges Investment Fund, Inc., along with other items of information and analysis, appear at pages MD&A 5.

     The Standard & Poor's 500 Composite Stock Index was chosen as the appropriate broad-based market index for comparison with our Fund for the purpose of benchmarking the results of a 100% common stock investment as an alternative to an investment in our Fund. Common stocks would average about 70% to 80% of total market value in the Fund's portfolio over the last decade. This observation means that our Fund's investment record in the typical year cannot be expected to match the results of a securities investment in the Standard & Poor's 500 Composite Index because the same degree of risk/reward has not been assumed by the Fund. Nevertheless, the S&P 500 has the best data for tracking the general price trends for large capitalization, widely owned stocks, a representative list of which is held by our Fund. In 1999, the Fund's total return exceeded the S & P by a wide margin.

Item 5A.(c)

     This response addresses the impact that any policy or practice as to the maintenance of a specified level of distributions to shareholders had on investment strategies of the Fund and the per share net asset value during the Fund's last fiscal year -- 1999.

     The initiative to support the primary investment objective of long term capital growth is causing a reduction in the ownership of income earning assets (U.S. Treasury securities, corporate bonds, preferred stocks) as a percent of total market value for the Fund's portfolio. In addition, the number of common stocks held in the portfolio that do not make dividend payments has increased significantly in 1998 and 1999.

     The disclosures required for Item 5(c) and Item 5A.(a), (b), and (c) conclude at this point in this text.

Other Comments

     History of Calculations for MD&A Page 4 -- The table that appears on page 4 sets forth the dollars reported for a $10,000 investment in Bridges Investment Fund, Inc. and the Standard & Poor's 500 Composite Stock Index in the one year, five year, and ten year illustrations. One purpose for this presentation is to demonstrate the dynamics that result from dropping off the base year and starting with a new one. The data for each Annual Shareholder Report Management's Discussion and Analysis will be published to portray the volatility and/or consistency of the returns as they develop over the years.
The level of prices at the opening of the investment and at the time of the last calculation carry the dominant forces in the determination of the final results:



Shareholder Communication           MD&A-3                  January 24, 2000




                                       Value of a $10,000 Investment
                                                  % Chg.                     % Chg.                   % Chg.
Annual                                            Prior                      Prior                       Prior
Report                                            Yr.                        Yr.                         Yr.
Year        Investment               1 Yr.        Disclo.       5 Yr.        Disclo.       10 Yr.        Disclo.
1993        BIF, Inc.                10,618       N.C.          17,154       N.C.          27,656  N.C.
1994        BIF, Inc.                10,033        -5.5         13,882       -19.1         27,502  - 0.6
1995        BIF, Inc.                13,066       +30.2         18,031       +29.9         27,949  + 1.6
1996        BIF, Inc.                11,792        -9.8         17,566        -2.6         28,186  + 0.8
1997        BIF, Inc.                12,229       + 3.9         20,147       +14.7         35,959  +27.6
1998        BIF, Inc.                12.712       + 3.9         24,098       +19.6         41,014  +14.1
1999        BIF, Inc.                13,891       + 9.3         53,482       +38.9         46,614  +13.6

1993        S&P 500                  11,010       N.C.          19,703       N.C.          39,656   N.C.
1994        S&P 500                  10,122        -8.1         15,153       -23.1         37,800  - 4.7
1995        S&P 500                  13,661       +35.0         21,334       +40.8         39,519  + 4.6
1996        S&P 500                  12,229       -10.5         20,134       - 5.6         41,001  + 3.8
1997        S&P 500                  13,332       + 9.0         25,112       +24.7         55,261  +34.8
1998        S&P 500                  12,852       - 3.6         29,366       +16.3         57,706  + 4.4
1999        S&P 500                  12,101       -.5.8         35,026       +19.3         53,075  - 8.8

Sources:  Graphs in MD&A Reports 1993 through 1999
N.C.:     Not Calculated





The foregoing data show significant variations from time to time. With respect to the calculation for the $10,000 investments in the S&P 500 Composite Index, the values calculated do not have deductions for operating expenses and brokerage expenses that are reflected in the values shown for the comparative investment in the Fund. The values shown for the S&P 500 Composite Index may not be similar to data prepared by other issuers of this type of information due to the methodology and timing for the reinvestment of dividends received by S&P companies. Please refer to MD&A, page 5, for further information.

     Integrity and Trust -- In the final analysis, investors make judgments about organizations and the persons who manage and operate them. There can and should be a strong faith and trust factor that develops over time. Our investment record is based upon extensive research efforts and conservative judgments. The process to improve efforts is a continuing one, particularly with respect to addressing the implementation of what we know to the investment selection process. The results of the changes in this direction will probably be an increase in the portfolio turnover to adjust better to rapidly changing market conditions. The management believes that its organization and people are at the highest level of proficiency now than at any time in our entire relationship with the Fund.

                                             Respectfully submitted,


                                             Edson L. Bridges II
                                             Chairman







Year    BIF        S & P 500

1989    10,000.00  10,000.00
1990    10,180.36   9,689.22
1991    12,318.63  12,318.63
1992    13,060.87  13,589.54
1993    13,881.48  14,950.48
1994    13,922.13  15,153.12
1995    18,230.79  20,826.41
1996    21,522.01  25,596.74
1997    26,326.60  34,125.56
1998    33,559.22  43,858.21
1999    46,614.11  53,075.17


(Amounts in table above represent year-end market values, and are plotted as data points on a line graph in the actual annual shareholder report.)

Average Annual Total Return for Bridges Investment Fund, Inc.:
     1  Year   38.90%
     5  Year   27.34%
     10 Year   16.64%

Past Performance is not predictive of future performance.

Shareholder Communication            MD&A-5                January 24, 2000


               INFORMATION SUPPORTING AND SETTING QUALIFICATIONS
                             FOR INVESTMENT RETURNS

Assumptions

   1.The initial investment was made at the public offering price last calculated on the business day before the first day of the first fiscal year.

   2.The subsequent account values are based on the net asset values of the Fund last calculated on the last business day of the first and each subsequent fiscal year.

   3.The calculation for the final account value assumes the account was closed and the redemption was at the price last calculated on the last business day of the most recent fiscal year.

   4.All dividends and capital gains distributions by the Fund were reinvested at the price on the reinvestment dates. The dividend for the Standard & Poor's 500 Composite Index for the previous quarter was invested at the month-end price closest to the reinvestment date for the Fund.

   5.Reinvestment fees for dividend and capital gains distributions were deducted before reinvestment in shares of the Fund. The Standard & Poor's 500 Composite Index was not charged with any brokerage commissions, reinvestment fees, or operating expenses.

Appropriate Index

     The Fund is to select an "appropriate broad-based securities market index" that is administered by an organization that is not an affiliated person of the Fund or its investment adviser. The securities index chosen must be adjusted to reflect reinvestment of dividends on securities in the index, but not the expenses of the Fund.

Use of Additional Indexes

     In addition to the required comparison to a broadly-based index, mutual fund registrants with the Securities and Exchange Commission are urged to compare their performances to other more narrowly-based indexes that reflect the market sectors in which they invest. Management has investigated commercial paper, Treasury Bill, Treasury Note, Treasury Bond, and Corporate Bond indexes to cover those portfolio segments not invested in the common stock market. Some problems with comparable information have been encountered particularly with respect to the difficulty of matching income reinvestment dates in the indexes with the reinvestment calendar scheme in effect for the Fund. Therefore, at this point in time, the Fund management has decided not to present the comparisons to the more narrow indices.